FUNDX INVESTMENT GROUP, LLC

Supplement dated April 6, 2018, to
Summary Prospectus
 dated January 30, 2018

Effective as of March 15, 2018 Jason Browne is now a consultant to FundX Investment Group, LLC (“the Advisor”) and is no longer an Officer of FundX Investment Trust (the “Trust”).  Jeff Smith is the new President of the Trust.

Accordingly, all references to Jason Browne’s title are updated to reflect his new position as Chief Investment Strategist and Portfolio Manager.

Please retain this Supplement with the Summary Prospectus.